UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                February 19, 1999

                            ADVANCED FINANCIAL, INC.
                           -------------------------
            (Exact Name of Registrant as Specified in Its Charter)


       Delaware                     0-19485                   84-1069416
       --------                     -------                   ----------
(State of Incorporation)     (Commission File Number)       (IRS Employer
                                                         Identification Number)


                         911 Main, Kansas City, MO 64105
         -------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (816) 842-0055
         -------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant

     (a) As previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998 (the "November 25, 1998 Form 8-K"), the United States Bankruptcy Court for the District of Kansas (the "Bankruptcy Court") entered an order (the "Confirmation Order") on November 13, 1998, confirming the First Amended Joint Plan of Reorganization dated July 29, 1998 (the "Plan") of Advanced Financial, Inc. (the "Registrant") and its wholly-owned subsidiary, AFI Mortgage, Corp. ("AFIM").

     The recapitalization of the Registrant and the other transactions contemplated by the Plan were effected on February 19, 1999. As a result of these transactions, a change in control of the Registrant occurred on February 19, 1999.

     Pursuant to the Plan and pursuant to an Acquisition Agreement ("Acquisition Agreement") dated November 13, 1998 between the Registrant and First Mortgage Investment Co. ("FMIC"), entered into pursuant to the Plan, the Registrant and FMIC engaged in certain transactions on February 19, 1999. The Registrant sold to FMIC for $1,030,000 (less certain settlement charges) an office building and the land on which the building sat located at 5425 Martindale, Shawnee, Kansas (the "Property"), as more fully described in Item 2 hereof. FMIC released its second mortgage on the Property having a principal balance of $200,000. FMIC also entered into a Credit Agreement with the Registrant pursuant to which FMIC agreed to loan the Registrant up to $875,000, as described in the Current Report on Form 8-K filed by the Registrant with the Securities and Exchange Commission on March 4, 1999 (the "March 4, 1999 Form 8-K").

     Under the terms of the Plan, FMIC received 1,800,000 shares of Common Stock, $0.001 par value per share, of the Registrant ("Common Stock") in exchange for release of FMIC's second mortgage on the Property. In order to encourage FMIC's participation in the Plan and further investment in the Registrant, the Registrant entered into a Stock Option Agreement with FMIC pursuant to the Plan, granting FMIC an option to purchase an additional 3,000,000 shares of new Common Stock of the Registrant. The Stock Option Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     As a result of these transactions, FMIC acquired beneficial ownership of 64% of the outstanding shares of Common Stock of the Registrant. The Philip J. Holtgraves Revocable Trust dated June 6, 1989 (the "Trust"), as the sole stockholder of FMIC, and Philip J. Holtgraves, as trustee of the Trust and Chairman of the Board and Chief Executive Officer of FMIC, share with FMIC beneficial ownership of the shares of Common Stock of the Registrant beneficially owned by FMIC. In addition, as previously reported on the November 25, 1998 Form 8-K and pursuant to the confirmed Plan, Mr. Philip J. Holtgraves and Mr. Charles A. Holtgraves, the Senior Vice President of FMIC and son of Mr. Philip J. Holtgraves, became two of the three interim directors of the reorganized Registrant on November 13, 1998. The third interim director is William B. Morris, a director of the Registrant prior to confirmation of the Plan.

     (b) Not Applicable


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



Item 2.   Acquisition or Disposition of Assets

     (a) The recapitalization of the Registrant and the consummation of the other transactions contemplated by the Plan were completed on February 19, 1999. The consummation of the transactions described herein resulted in the disposition of a significant amount of the assets of the Registrant. The transactions described herein occurred immediately prior to the acquisition by the Registrant of all of the outstanding stock of Cannon Financial Corporation ("Cannon Transaction"), which was previously disclosed in the March 4, 1999 Form 8-K.

     At the effective time of the recapitalization on February 19, 1999 (the "Effective Time"), all 5,836,476 shares of Common Stock of the Registrant and all 363,000 shares of Preferred Stock of the Registrant outstanding immediately prior to the Effective Time were cancelled. 3,000,000 shares of new Common Stock of the Registrant were issued at the Effective Time to shareholders of record immediately prior to the Effective Time and to creditors. Of the 3,000,000 shares issued at the Effective Time, 1,800,000 shares of new Common Stock were issued to FMIC, as described below. The Registrant also issued 900,000 shares of new Common Stock and 900,000 warrants to various creditors of the Company. Each warrant grants the right to purchase one share of new Common Stock at $1.25 per share. The warrants are callable by the Company if the market price of the Common Stock exceeds 130% of the exercise price for a specified period of time. The warrants expire on March 31, 2002. The remaining 300,000 shares of new Common Stock were issued to holders of record of Preferred Stock and Common Stock immediately prior to the Effective Time (excluding the Company, the holder of treasury shares, and certain other holders). Such holders received .0546 shares of new Common Stock for each cancelled share of old Common Stock and old Preferred Stock. All options and rights to purchase Common Stock outstanding immediately prior to the Effective Time were cancelled at the Effective Time. As described below, at the Effective Time, the Registrant granted to FMIC an option to purchase 3,000,000 shares of Common Stock of the Registrant.

     On the same date, pursuant to the Plan and the Acquisition Agreement, the Registrant engaged in certain transactions with FMIC. The Registrant sold to FMIC an office building and the land on which the building sat located at 5425 Martindale, Shawnee, Kansas (the "Property") in exchange for $1,030,000, less certain settlement charges (the "Purchase Price"). FMIC paid the Purchase Price by:

     (i) Assuming as its own obligation all the principal and accrued interest through the Closing Date due under the first mortgage on the Property held by Citizen's National Bank, located at 7900 Quivira Lenexa, Kansas 66215 (the "Assumed Mortgage"); and

     (ii) Paying an amount of cash equal to the difference between the Purchase Price and the Assumed Mortgage.

After payment of closing costs and assumption by FMIC of the first mortgage on the Property, the Registrant realized net proceeds of $213,058 from the sale of the Property to FMIC. The proceeds remaining after payment of the administrative expenses of the Registrant's bankruptcy proceeding will be distributed to creditors pursuant to the Plan.

     As described above, the Registrant issued to FMIC 1,800,000 shares of its Common Stock in the recapitalization, in complete satisfaction and release of AFIM's obligations to FMIC under a second mortgage on the Property. The Registrant also granted FMIC an option to purchase 3,000,000 shares of Common Stock pursuant to a Stock Option Agreement dated February 19, 1999. The option is currently exercisable and the exercise price is $0.50 per Share payable in cash or certified funds or by contribution of one or more business units at fair market value. The option expires February 19, 2000, provided that FMIC may extend the option under certain circumstances until February 19, 2001. The Stock Option Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

     As previously reported pursuant to the March 4, 1999 Form 8-K, on February 17, 1999 and as part of the recapitalization, the Bankruptcy Court entered an Order Approving Amended Motion for Authorization to Enter into Agreement of Reorganization ("Cannon Order"). The Cannon Order authorized, under an amendment to the Acquisition Agreement, FMIC to grant of a line of credit in the amount of $875,000 to the Registrant and the Registrant to agree to draw upon the line of credit in accordance with the schedule set forth in the Cannon Order. The line of credit was issued by FMIC to the Registrant on February 19, 1999. A summary of the terms of the line of credit is contained in paragraph 4(a) of the Cannon Order filed as Exhibit 99.2 to the March 4, 1999 Form 8-K, which is incorporated by reference herein.

     The consideration exchanged under the Acquisition Agreement was negotiated at "arms length" among the preconfirmation Registrant, FMIC, the Registrant's unsecured creditors committee and Citizen's National Bank and was approved by the Bankruptcy Court pursuant to the Confirmation Order. The board of directors of the preconfirmation Registrant determined in good faith that the consideration was reasonable under the circumstances.

     Prior to the Effective Time, FMIC was a secured creditor of AFIM and held a second mortgage on the Property. As reported in Item 1 hereof, (a) Philip J. Holtgraves and his son, Charles A. Holtgraves, became directors of the Registrant on November 13, 1998 and (b) in connection with the recapitalization of the Registrant on February 19, 1999, Philip J. Holtgraves, the Trust and FMIC acquired beneficial ownership of 64% of the outstanding Common Stock of the Registrant.

     (b) Not Applicable

     Certain statements contained in this Current Report on Form 8-K which are not statements of historical fact constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, any statements specifically identified as forward-looking statements in this Form 8-K. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, the payment or non-payment of dividends, capital structure and other financial items, (ii) statements of plans and objectives of the Registrant and its subsidiary (collectively, the "Company") or its management or Board of Directors, including plans or objectives relating to the products or services of the Company, (iii) statements of future economic performance, and (iv) statements of assumptions underlying the statements described in (i), (ii) and (iii).

     Forward-looking statements made by or on behalf of the Registrant involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Some important factors that could cause the actual results to differ materially from those discussed in the forward-looking statements include, but are not limited to: the ability of the Company to satisfy all of the conditions necessary to successfully implement the Plan; whether FMIC exercises its option to acquire shares of new Common Stock of the reorganized Registrant; the ability of the Company to acquire other ongoing businesses on reasonable terms; the ability of the Company to successfully integrate and operate Cannon and any acquired business; and general international and domestic economic conditions. Other factors not identified herein could also have such an effect.

Item 7.   Financial Statements and Exhibits

     (a) Not Applicable

     (b) Not Applicable

     (c) Exhibits

     *2.1 First  Amended  Joint Plan of  Reorganization  dated July 29,  1998 of
          Advanced Financial, Inc. and AFI Mortgage Corp. (Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

     *2.3 Acquisition  Agreement  dated  November 13, 1998 by and between  First
          Mortgage Investment Co. and Advanced Financial, Inc. (Exhibit 2.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

     10.1 Stock Option Agreement dated February 19, 1999 between Advanced Financial, Inc. and First Mortgage Investment Co.

    *99.1 Bankruptcy  Court  Order dated  November  13,  1998  Confirming  First
          Amended Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on November 25, 1998).

    *99.2 Bankruptcy  Court Order dated  February  17,  1999  Approving  Amended
          Motion for Authorization to Enter into Agreement of Reorganization (Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on March 4, 1999).

     99.3 Press Release of Advanced Financial, Inc. dated February 22, 1999 Announcing Completion of Recapitalization.

    *99.4 Press  Release of Advanced  Financial,  Inc.  dated  February 22, 1999
          Announcing $875,000 Line of Credit (Exhibit 99.4 to the Current Report on Form 8-K filed with the SEC on March 4, 1999).

* Incorporated by reference as indicated.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANCED FINANCIAL, INC.
                                          (registrant)


                                    /s/ William B. Morris
                                    _______________________________
                                    William B. Morris
                                    Chairman of the Board, Senior
                                    Vice-President and Secretary

Date:  March 8, 1999

                                  EXHIBIT INDEX


Assigned
Exhibit
Number    Description of Exhibit
--------  ----------------------

  *2.1 First Amended Joint Plan of Reorganization dated July 29, 1998 of Advanced Financial, Inc. and AFI Mortgage Corp. (Exhibit 2.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

  *2.3 Acquisition Agreement dated November 13, 1998 by and between First Mortgage Investment Co. and Advanced Financial, Inc. (Exhibit 2.3 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 25, 1998).

  10.1 Stock Option Agreement dated February 19, 1999 between Advanced Financial, Inc. and First Mortgage Investment Co.

 *99.1 Bankruptcy Court Order dated November 13, 1998 Confirming First Amended Joint Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code (Exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on November 25, 1998).

 *99.2 Bankruptcy Court Order dated February 17, 1999 Approving Amended Motion for Authorization to Enter into Agreement of Reorganization (Exhibit 99.2 to the Current Report on Form 8-K filed with the SEC on March 4, 1999).

  99.3 Press Release of Advanced Financial, Inc. dated February 22, 1999 Announcing Completion of Recapitalization.

 *99.4 Press Release of Advanced Financial, Inc. dated February 22, 1999 Announcing $875,000 Line of Credit (Exhibit 99.4 to the Current Report on Form 8-K filed with the SEC on March 4, 1999).


* Incorporated by reference as indicated.


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